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                             DRESSER INDUSTRIES, INC.

                                       AND

                               TEXAS COMMERCE BANK
                              NATIONAL ASSOCIATION,
                                                  Trustee


                               --------------------



                                    INDENTURE


                            DATED AS OF JULY 3, 1997



                               --------------------



                      Unsecured Debentures, Notes and Other
                            Evidences of Indebtedness




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

                                CROSS-REFERENCE TABLE

TIA SECTION                                                INDENTURE SECTION
-----------                                                -----------------

310 (a)(1) ................................................. 7.10
    (a)(2) ................................................. 7.10
    (a)(3) ................................................. N.A.
    (a)(4) ................................................. N.A.
    (a)(5) ................................................. 7.10
    (b) .................................................... 7.08; 7.10; 10.02
    (c) .................................................... N.A.
311 (a) .................................................... 7.11
    (b) .................................................... 7.11
    (c) .................................................... N.A.
312 (a) .................................................... 2.05
    (b) .................................................... 10.03
    (c) .................................................... 10.03
313 (a) .................................................... 7.06
    (b)(1) ................................................. N.A.
    (b)(2) ................................................. 7.06
    (c) .................................................... 10.02
    (d) .................................................... 7.06
314 (a) .................................................... 4.02; 4.05; 10.02
    (b) .................................................... N.A.
    (c)(1) ................................................. 10.04
    (c)(2) ................................................. 10.04
    (c)(3) ................................................. N.A.
    (d) .................................................... N.A.
    (e) .................................................... 10.05
    (f) .................................................... N.A.
315 (a) .................................................... 7.01(b)
    (b) .................................................... 7.05; 10.02
    (c) .................................................... 7.01(a)
    (d) .................................................... 7.01(c)
    (e) .................................................... 6.11
316 (a)(last sentence) ..................................... 2.09
    (a)(1)(A) .............................................. 6.05
    (a)(1)(B) .............................................. 6.04
    (a)(2) ................................................. N.A.
    (b) .................................................... 6.07
    (c) .................................................... 10.12
317 (a)(1) ................................................. 6.08
    (a)(2) ................................................. 6.09
    (b) .................................................... 2.04
318 (a) .................................................... 10.01

                    N.A. means Not Applicable.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
                                   ARTICLE I

                    DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.  Definitions ................................................ 1
SECTION 1.02.  Other Definitions .......................................... 6
SECTION 1.03.  Incorporation by Reference of Trust Indenture Act .......... 6
SECTION 1.04.  Rules of Construction ...................................... 7

                                   ARTICLE 2

                                THE SECURITIES

SECTION 2.01.  Form and Dating ............................................. 7
SECTION 2.02.  Execution and Authentication ................................ 9
SECTION 2.03.  Registrar and Paying Agent ................................. 12
SECTION 2.04.  Paying Agent to Hold Money in Trust ........................ 12
SECTION 2.05.  Securityholder Lists ....................................... 12
SECTION 2.06.  Transfer and Exchange ...................................... 13
SECTION 2.07.  Replacement Securities ..................................... 13
SECTION 2.08.  Outstanding Securities ..................................... 14
SECTION 2.09.  Required Principal Amount .................................  14
SECTION 2.10.  Temporary Securities; Global Securities .................... 14
SECTION 2.11.  Cancellation ............................................... 17
SECTION 2.12.  Defaulted Interest ......................................... 17

                                  ARTICLE 3

                           REDEMPTION; SINKING FUND

SECTION 3.01.  Notices to Trustee ......................................... 17
SECTION 3.02.  Selection of Securities to be Redeemed ..................... 18
SECTION 3.03.  Notice of Redemption ....................................... 18
SECTION 3.04.  Effect of Notice of Redemption ............................  19
SECTION 3.05.  Deposit of Redemption Price ................................ 19
SECTION 3.06.  Securities Redeemed in Part ...............................  19
SECTION 3.07.  Sinking Fund ............................................... 19
SECTION 3.08.  Terms of Securities to Govern .............................. 20

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                                                                           PAGE
                                                                           ----
                                  ARTICLE 4

                                  COVENANTS

SECTION 4.01.  Payment of Securities ...................................... 21
SECTION 4.02.  SEC Reports ................................................ 21
SECTION 4.03.  Restriction on Creation of Secured Debt .................... 21
SECTION 4.04.  Restriction on Sale and Leaseback Transactions ............. 24
SECTION 4.05.  Certificate to Trustee ..................................... 25
SECTION 4.06.  Maintenance of Office or Agency ............................ 25
SECTION 4.07.  Further Assurances ......................................... 25

                                  ARTICLE 5

                                  SUCCESSORS

SECTION 5.01.  When Company May Merge, etc. ............................... 26

                                  ARTICLE 6

                            DEFAULTS AND REMEDIES

SECTION 6.01.  Events of Default .......................................... 26
SECTION 6.02.  Acceleration ............................................... 28
SECTION 6.03.  Other Remedies ............................................. 28
SECTION 6.04.  Waiver of Past Defaults .................................... 28
SECTION 6.05.  Control by Majority ........................................ 28
SECTION 6.06.  Limitation on Suits ........................................ 29
SECTION 6.07.  Rights of Holders to Receive Payment ....................... 29
SECTION 6.08.  Collection Suit by Trustee ................................. 29
SECTION 6.09.  Trustee May File Proofs of Claim ........................... 30
SECTION 6.10.  Priorities ................................................. 30
SECTION 6.11.  Undertaking for Costs .....................................  30

                                  ARTICLE 7

                                   TRUSTEE

SECTION 7.01.  Duties of Trustee .......................................... 31
SECTION 7.02.  Rights of Trustee .......................................... 32

                                                                           PAGE
                                                                           ----

SECTION 7.03.  Individual Rights of Trustee ............................... 33
SECTION 7.04.  Trustee's Disclaimer ....................................... 33
SECTION 7.05.  Notice of Defaults ......................................... 33
SECTION 7.06.  Reports by Trustee to Holders .............................. 33
SECTION 7.07.  Compensation and Indemnity ................................. 33
SECTION 7.08.  Replacement of Trustee ..................................... 34
SECTION 7.09.  Successor Trustee by Merger, etc. .......................... 36
SECTION 7.10.  Eligibility, Disqualification .............................. 36
SECTION 7.11.  Preferential Collection of Claims Against Company .......... 37

                                   ARTICLE 8

                    DISCHARGE OF INDENTURE AND SECURITIES

SECTION 8.01.  Satisfaction and Discharge of Indenture .................... 37
SECTION 8.02.  Legal Defeasance and Covenant Defeasance ................... 38
SECTION 8.03.  Satisfaction and Discharge of Securities ................... 39
SECTION 8.04.  Application by Trustee of Money or U.S. Government
               Obligations ................................................ 40
SECTION 8.05.  Repayment of Money or U.S. Government Obligations by
               Paying Agent ............................................... 40
SECTION 8.06.  Return of Money, Securities or U.S. Government
               Obligations ................................................ 40
SECTION 8.07  Reinstatement ............................................... 41

                                  ARTICLE 9

                                  AMENDMENTS

SECTION 9.01.  Without Consent of Holders ................................. 41
SECTION 9.02.  With Consent of Holders .................................... 42
SECTION 9.03.  Compliance with Trust Indenture Act ........................ 42
SECTION 9.04.  Effect of Consents ......................................... 42
SECTION 9.05.  Notation on or Exchange of Securities ...................... 43
SECTION 9.06.  Trustee Protected .......................................... 43

                                 ARTICLE 10

                                MISCELLANEOUS

                                                                           PAGE
                                                                           ----

SECTION 10.01.  Trust Indenture Act Controls .............................. 43
SECTION 10.02.  Notices ................................................... 43
SECTION 10.03.  Communications by Holders with Other Holders .............. 44
SECTION 10.04.  Certificate and Opinion as to Conditions Precedent ........ 44
SECTION 10.05.  Statements Required in Certificate or Opinion ............. 44
SECTION 10.06.  Rules by Trustee and Agents ............................... 45
SECTION 10.07.  Legal Holidays ............................................ 45
SECTION 10.08.  No Recourse Against Others ................................ 45
SECTION 10.09.  Interest Limitation ....................................... 45
SECTION 10.10.  Duplicate Originals ....................................... 46
SECTION 10.11.  Addresses ................................................. 46
SECTION 10.12.  Record Date for Action by Securityholders ................. 47
SECTION 10.13.  Governing Law ............................................. 47

    INDENTURE, dated as of July 3, 1997, between DRESSER INDUSTRIES, INC., a corporation incorporated and existing under the laws of the State of Delaware ("Company"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("Trustee").

    Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Company's unsecured debentures, notes and other evidences of indebtedness from time to time authenticated and delivered pursuant to this Indenture, which may be issued in one or more series, each such series ranking PARI PASSU with each other series:


                                      ARTICLE I

                      DEFINITIONS AND INCORPORATION BY REFERENCE

    SECTION 1.01.  DEFINITIONS.

    "Affiliate" means any person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Company.

    "Agent" means any Registrar or Paying Agent.

    "Attributable Debt" means, in respect of a Sale and Leaseback Transaction, the present value (discounted at the weighted average effective interest rate per annum of the outstanding Securities of all series, compounded semiannually) of the obligation of the lessee for rental payments during the remaining term of the lease entered into in connection with such transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended or, if earlier, until the earliest date on which the lessee may terminate such lease upon payment of a penalty (in which case for purposes of this definition the obligation of the lessee for rental payments shall include such penalty), after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water and utility rates and similar charges. Notwithstanding the foregoing, there shall not be deemed to be any "Attributable Debt" in respect of a Sale and Leaseback Transaction if the Company is authorized to enter into such transaction pursuant to clause (b) of Section 4.04.

    "Board of Directors" or "Board" means the Board of Directors of the Company or any authorized committee of the Board of Directors.

    "Board Resolution" means a copy of a resolution delivered to the Trustee and certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

    "Company" means the party named as such above until a successor replaces it pursuant to the applicable provisions of this Indenture, and thereafter shall mean the successor.

    "Company Order" means a written order of the Company, signed by two Officers, one of whom shall be the principal executive, financial or accounting officer of the Company, and delivered to the Trustee.

    "Consolidated Net Tangible Assets" means the total amount of assets which would be included on a consolidated balance sheet of the Company and its subsidiaries (whether such subsidiaries are corporations or partnerships or other entities not organized as corporations) under generally accepted accounting principles (less applicable reserves and other properly deductible items) after deducting therefrom:

              (a) all short-term liabilities and liability items, except for
         (i) liabilities and liability items payable by their terms more than one year from the date of determination (or renewable or extendible at the option of the obligor for a period ending more than one year after such date) and (ii) liabilities in respect of retiree benefits other than pensions and post-employment benefits for which the Company is required to accrue pursuant to Statement of Financial Accounting Standards No. 106 and No. 112, respectively; and

              (b) all goodwill, trade names, trademarks, patents, unamortized debt discount, unamortized expense incurred in the issuance of debt and other intangible assets.

    "Consolidated Net Tangible Assets" includes the assets of majority-owned partnerships that do not constitute "Restricted Subsidiaries".

    "Default" means any event which is, or after notice or the passage of time, or both, would be, an Event of Default.

    "Depositary" means a clearing agency registered under the Securities Exchange Act of 1934, as amended, or any successor thereto, which shall be designated by the Company pursuant to Section 2.01 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each person who is then a Depositary hereunder, and if at any time there is more than one such person, shall mean or include all such persons.
"Depositary" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of that series.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    "Funded Debt" means all indebtedness or obligations which by its terms is payable more than 12 months after the date of determination (or which is renewable or extendible at the option of the obligor on such indebtedness to a date more than 12 months after the date of determination) which should under generally accepted accounting principles be shown as a liability on the consolidated financial statements of the Company and its consolidated subsidiaries.

    "Generally accepted accounting principles" when used with respect to any computation or interpretation required or permitted hereunder means such accounting principles which are generally accepted as of the date of this Indenture.

    "Global Security" means a Security registered in the name of the Depositary or its nominee evidencing all or part of a series of Securities, which is executed by the Company and authenticated and delivered to the Depositary or pursuant to the Depositary's instructions, all in accordance with this Indenture and pursuant to a Company Order.

    "Holder" or "Securityholder" means a person in whose name a Security is registered in the Security Register.

    "Indenture" means this Indenture as amended from time to time pursuant to the applicable provisions of this Indenture, and shall include the form and terms of each particular series of Securities established pursuant to Section
2.01 hereof.

    "Interest Payment Date" means the date on which payment of an installment of interest on the Securities of any series is due.

     "Joint Venture" means any business enterprise in which the Company or a Restricted Subsidiary owns an equity interest and in which one or more persons who are not Affiliates of the Company or any Restricted Subsidiary also owns an equity interest.

    "Material Subsidiary" means any consolidated subsidiary of the Company (whether a corporation or a partnership or other entity not organized as a corporation) if such consolidated subsidiary would be deemed a "significant subsidiary" under the rules and regulations promulgated by the SEC under the Securities Act.

    "Maturity" when used with respect to any Security means the date on which the principal of such Security or an installment of principal becomes due and payable as therein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, pursuant to a sinking fund or otherwise.

    "Officer" means the Chairman of the Board, Vice Chairman of the Board, President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company.

    "Officers' Certificate" means a certificate signed by two Officers, one of whom shall be the principal executive, financial or accounting officer.

    "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company.

    "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the Stated Maturity thereof pursuant to Section 6.02.

    "Principal" of a Security means the principal of the Security, plus the premium, if any, on the Security.

    "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 2.01.

    "Restricted Subsidiary" means any Subsidiary existing as of the date of original issuance of Securities or any corporation that is the successor to such a Subsidiary.

    "Sale and Leaseback Transaction" means any sale or transfer made by the Company or one or more Restricted Subsidiaries (except a sale or transfer made to the Company or one or more Restricted Subsidiaries) of any property which (in the case of a property which is a manufacturing plant, warehouse, or office building) has been in operation, use, or commercial production (exclusive of test and start-up periods) by the Company or any Restricted Subsidiary for more than 120 days prior to such sale or transfer or which (in the case of a case or a property which is a parcel of real property other than a manufacturing plant, warehouse or office building) has been owned by the Company or any Restricted Subsidiary for more than 120 days prior to such sale or transfer, if such sale or transfer is
                                    -4-
made with the intention of leasing, or as part of an arrangement involving the lease, of such property to the Company or a Restricted Subsidiary, except
(a) a lease for a period not exceeding 60 months (exclusive of any renewal options granted thereunder to the Company or any Restricted Subsidiary), made with the intention that the use of the leased property by the Company or such Restricted Subsidiary will be discontinued on or before the expiration of such period and (b) a lease that secures or relates to obligations issued by the United States of America or any state, territory or possession of the United States of America, or any political subdivision of any of the foregoing, or of the District of Columbia, in connection with the financing of the cost of construction or acquisition of such property or a part thereof.

    "SEC" means the Securities and Exchange Commission.

    "Secured Debt" means (i) any indebtedness for money borrowed by, or evidenced by a note or other similar instrument of, the Company or a Restricted Subsidiary, (ii) any other indebtedness of the Company or Restricted Subsidiary on which by the terms of such indebtedness interest is paid or payable, including obligations evidenced or secured by leases, installment sales agreements or other instruments, or (iii) any indebtedness or obligations of others of a type referred to in clause (i) or (ii) above that are guaranteed, directly or indirectly, by the Company or any Restricted Subsidiary, which in any such case is secured by (a) a Security Interest in any property of the Company or any Restricted Subsidiary or portion thereof or (b) a Security Interest in any shares of stock owned directly or indirectly by the Company or a Restricted Subsidiary in a corporation or in equity interests owned by the Company or a Restricted Subsidiary in a partnership or other entity not organized as a corporation or in the rights of the Company or any Restricted Subsidiary in respect of indebtedness for money borrowed by a corporation, partnership or other entity in which the Company or a Restricted Subsidiary has an equity interest. The securing in the foregoing manner of any indebtedness which immediately prior thereto was not Secured Debt shall be deemed to be the creation of Secured Debt at the time such security is given. The amount of Secured Debt at any time outstanding shall be the maximum aggregate amount then owing thereon by the Company and its Restricted Subsidiaries.

    "Securities" means the unsecured debentures, notes and other evidences of indebtedness (including any Global Securities) authenticated and delivered under this Indenture.

    "Securities Act" means the Securities Act of 1933, as amended.

    "Security Interest" means any mortgage, pledge, lien, encumbrance or other security interest which secures payment or performance of an obligation.

    "Stated Maturity" when used with respect to any Security or any installment of principal thereof means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal is due and payable.

    "Subsidiary" means any corporation of which at least a majority of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation is owned by the Company or by the Company and one or more Subsidiaries or by one or more Subsidiaries.

    "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date first above written, except to the extent that any subsequent amendment thereto shall retroactively apply to this Indenture.

    "Trustee" means the party named as such above or any other trustee appointed with respect to the Securities of any series as contemplated by
Section 2.01, in each case until a successor replaces it with respect to the Securities of one or more series pursuant to the applicable provisions of this Indenture, and thereafter with respect to the Securities of such one or more series shall mean the successor.

    "Trust Officer" means the Chairman of the Board, the President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

    "U.S. Government Obligations" means direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.

    SECTION 1.02.  OTHER DEFINITIONS.

                                                    DEFINED IN
        TERM                                          SECTION
        ----                                          -------

  "Bankruptcy Law" ...................................    6.01
  "Custodian" ........................................    6.01
  "Event of Default" .................................    6.01
  "Legal Holiday" ....................................   10.07
  "Paying Agent" .....................................    2.03
  "Registrar" ........................................    2.03
  "Security Register" ................................    2.03

    SECTION 1.03. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and
                                    -6-
made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

    "indenture securities" means the Securities.
    "indenture security holder" means a Securityholder.
    "indenture to be qualified" means this Indenture.
    "indenture trustee" or "institutional trustee" means the Trustee. "obligor" on the indenture securities means the Company.

All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings assigned to them by such statute or rule, except as provided in
Section 7.10.

    SECTION 1.04. RULES OF CONSTRUCTION. Unless the context otherwise requires:

         (1)  a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

         (3)  "or" is not exclusive;

         (4) words in the singular include the plural, and in the plural include the singular; and

         (5)  provisions apply to successive events and transactions.


                                      ARTICLE 2

                                    THE SECURITIES

    SECTION 2.01. FORM AND DATING. The Securities of each series shall be in such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and in case such form is not established by supplemental indenture, such form shall be approved by the Trustee if the Trustee's rights or obligations are adversely affected thereby, and such form may further have such legends, notations or endorsements as may be required by law, stock exchange rules or usage.

    Each Security shall be in fully-registered form and shall be dated the date of its authentication.

    The Securities may be issued in one or more series. There shall be established by or pursuant to a Board Resolution, and set forth in an Officers' Certificate delivered to the Trustee, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, the following terms with respect to such series, and thereafter such terms shall be deemed to be a part of this Indenture (it being understood and agreed that, in the case of any terms to be established by or pursuant to a Board Resolution which, if established, would adversely affect the rights and obligations of the Trustee, such terms shall not be deemed to be a part of the Indenture unless and until they shall have been approved by the Trustee):

              (1) the title of the Securities of such series (which shall distinguish the Securities of such series from all other Securities);

              (2) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities of such series authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 2.06, 2.07, 2.10, 3.06 or 9.05);

              (3) the date or dates on which the Principal of the Securities of such series is payable or the manner of determining such date or dates;

              (4) the rate or rates at which the Securities of such series shall bear interest, if any, or the method or methods of calculating such rate or rates of interest and the date or dates from which such interest shall accrue;

              (5) the Interest Payment Dates on which such interest shall be payable and the Regular Record Dates for the interest payable on any Interest Payment Date;

              (6) the place or places where the Principal of and interest on the Securities of such series shall be payable;

              (7) the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities of such series may be redeemed, in whole or in part, at the option of the Company;

              (8) the obligation, if any, of the Company to redeem or purchase Securities of such series pursuant to any sinking fund or analogous provisions or at
                                    -8-
         the option of the Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

              (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities shall be issuable;

              (10) if Securities of such series constitute Original Issue Discount Securities, the portion of the principal amount of Securities which shall be payable upon declaration of acceleration thereof pursuant to Section 6.02;

              (11) any Events of Default with respect to the Securities of such series in addition to those set forth in Section 6.01;

              (12) whether the Securities of such series shall be issued, in whole or in part, in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities;

              (13) the identity of any trustee, authenticating agent, Paying Agent or Registrar with respect to the Securities of such series, if other than the Trustee; and

              (14) any other terms with respect to the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture).

    All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution and set forth in the Officers' Certificate delivered to the Trustee or as provided pursuant to an indenture supplemental hereto with respect to such series. All Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Securities of such series.

    SECTION 2.02. EXECUTION AND AUTHENTICATION. An Officer shall sign the Securities for the Company by manual or facsimile signature and the Company's seal shall be reproduced on the Securities and attested by the manual or facsimile signature of an authorized Officer of the Company.

    If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall be valid nevertheless.

    A Security shall not be valid until authenticated by the Trustee by manual signature. The Trustee's certificate of authentication of all Securities shall be in substantially the following form:

    This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                          _________________________, as Trustee

                                                   By:_________________________
                                                         Authorized Signatory

    The manual signature of the Trustee on a certificate of authentication in the form hereinabove provided for shall be conclusive evidence that the Security has been authenticated under this Indenture.

    The Trustee shall at any time and from time to time authenticate Securities for original issue, upon delivery to the Trustee of (i) the Securities executed by the Company and (ii) a Company Order requesting the authentication thereof.

    In authenticating Securities of a particular series, and accepting the additional responsibilities under this Indenture in relation to such series of Securities, the Trustee shall be entitled to receive and (subject to Section 7.01) shall be fully protected in relying upon:

              (1) certified copies of the Certificate of Incorporation and bylaws of the Company;

              (2) each Board Resolution relating to the Securities of such series, and if the form or forms of the Securities of such series and the terms with respect thereto are established by a Board Resolution, an Officers' Certificate (i) approving the form or forms of the Securities of such series and the terms with respect thereto, to the extent such terms have been established (and, if the Securities of such series are Original Issue Discount Securities, setting forth such facts as are necessary to compute amounts due upon acceleration, if such facts are not specified in the form of Security) and (ii) stating that all conditions precedent to the issuance and authentication of the Securities of such series have been complied with;

              (3) an executed supplemental indenture (if any) relating to such Securities;

              (4)  an Opinion of Counsel, which shall state

                   (a) that the terms with respect to the Securities of such series have been established by or pursuant to a Board Resolution or by a supplemental indenture as permitted by, and in conformity with, the provisions of this Indenture;

                   (b) that the Securities of such series, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any further conditions specified in such Opinion of Counsel that are reasonably acceptable to the Trustee, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except insofar as (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and

                   (c) that all conditions precedent to the execution and delivery by the Company of the Securities have been complied with; and

              (5)  such other documents as the Trustee may reasonably require.

    If all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate or the Opinion of Counsel otherwise required pursuant to Section 2.01 and this Section 2.02 at or prior to the time of authentication of each Security of such series if such documents have been delivered at or prior to the authentication upon original issuance of the first Security of such series.

    Each security shall be dated the date of its authentication.

    The Trustee shall not be required to authenticate any Securities if such action may not lawfully be taken or will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture in a manner which is not reasonably acceptable to the Trustee.

    The aggregate principal amount of Securities of any series outstanding at any time may not exceed any limit upon the maximum principal amount for such series set forth in or pursuant to the Board Resolution or supplemental indenture relating to such series delivered pursuant to this Section 2.02, except as authorized pursuant to Section 2.07.

    The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the

Trustee may do so, provided that only the Trustee may authenticate Securities pursuant to Section 2.07. Each reference in this Indenture to authentication by the Trustee includes authentication by an authenticating agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

    SECTION 2.03. REGISTRAR AND PAYING AGENT. The Company shall maintain an office or agency where Securities may be presented to the registrar ("Registrar") for registration of transfer or for exchange and an office or agency where Securities may be presented to the paying agent ("Paying Agent") for payment; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the register of the Securities provided for in this Section. The Registrar shall keep a register of the Securities (the "Security Register") and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents with respect to any one or more series. The "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company shall notify the Trustee of the name and address of any Registrar or Paying Agent not a party to this Indenture. If the Company fails to maintain a Registrar or Paying Agent for the Securities, the Trustee shall act as such.
The Company initially appoints the Trustee as Paying Agent and Registrar.

    SECTION 2.04. PAYING AGENT TO HOLD MONEY IN TRUST. The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will (i) hold in trust for the benefit of Securityholders of any series or the Trustee all money held by the Paying Agent for the payment of Principal of or interest on the Securities of such series, (ii) notify the Trustee of any default by the Company in making any such payment and (iii) pay to the Trustee all sums so held in trust by such Paying Agent, upon written request of the Trustee at any time during the continuance of an Event of Default. If the Company acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon doing so, the Paying Agent (if other than the Company) shall have no further liability for the money.

    SECTION 2.05. SECURITYHOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Securities of each series. If the Trustee is not the Registrar and Paying Agent with respect to Securities of any series, the Company shall furnish to the Trustee on or before each Interest Payment Date for such Securities (and on dates to be determined in the manner provided in Section 2.01 for any series of Original Issue Discount Securities which by their terms bear interest only after Maturity), but in no case less frequently than semiannually, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of the Securities of such series.

    SECTION 2.06. TRANSFER AND EXCHANGE. Subject to the provisions of Section 2.10, where Securities are presented to the Registrar with a request to register transfer or to exchange them for an equal principal amount of Securities of the same series of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. The Registrar shall not be required to register the transfer or exchange of (i) Securities of any series during a 15-day period beginning at the opening of business 15 days before the day of mailing of a redemption notice pursuant to
Section 3.03 with respect to Securities of such series or (ii) any Security selected for redemption in whole or in part, except the unredeemed portion of a Security redeemed in part. To permit registration of transfer and exchanges, the Company shall issue and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made to any Securityholder for any transfer, exchange or replacement of Securities, except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge which may be imposed in relation to any such transfer, exchange or replacement, other than exchanges pursuant to Section 2.10, 3.06 or 9.05. Notwithstanding the foregoing, Securities of a series may be exchanged only for Securities of the same series having identical terms.

    Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of Principal of and any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

    Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

    SECTION 2.07. REPLACEMENT SECURITIES. If the Holder of a Security claims that the Security has been lost, mutilated, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of the same series having identical terms if the Trustee's requirements are met.
If required by the Trustee or the Company, such Holder shall provide an indemnity bond sufficient in the judgment of the Trustee to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced.

    Every replacement Security is an additional obligation of the Company and shall be entitled to all benefits of the Indenture equally and proportionately with all other Securities duly issued hereunder.

    SECTION 2.08. OUTSTANDING SECURITIES. The Securities outstanding at any time are all the Securities authenticated by the Trustee, except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

    If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

    If Securities are considered paid under Section 4.01, they cease to be outstanding and interest on them ceases to accrue.

    A Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

    SECTION 2.09. REQUIRED PRINCIPAL AMOUNT. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, (i) Securities owned by the Company or an Affiliate shall be disregarded, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee has been advised in writing by the Company or the Holder are so owned shall be so disregarded and (ii) the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Stated Maturity thereof determined in accordance with Section 6.02.

    SECTION 2.10. TEMPORARY SECURITIES; GLOBAL SECURITIES. (a) Until definitive Securities are ready for delivery, the Company may prepare and execute and, upon receipt of a Company Order, the Trustee shall authenticate temporary Securities. Temporary Securities of any series shall be substantially in the form of definitive Securities of such series but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and, upon surrender of such temporary Securities, the Company shall execute and the Trustee shall authenticate definitive Securities of such series in exchange for such temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

    (b) If the Company shall establish pursuant to Section 2.01 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 2.02 and pursuant to a Company Order, authenticate and deliver one or more Global Securities in temporary or permanent form that
(i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the outstanding Securities of such series to be represented by one or more Global Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear any customary legend reasonably required by the Depositary and shall further bear a legend substantially to the following effect: "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Global Security subject to the foregoing, except in such limited circumstances."

    Notwithstanding any other provision of this Section 2.10 or Section 2.06, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

    None of the Company, the Trustee, any Paying Agent or the Registrar has any direct obligation or responsibility to participants of the Depositary or beneficial owners of interests in Securities. Without limiting the generality of the foregoing, none of the Company, the Trustee, any Paying Agent or the Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security (including the maintenance, review and supervision of any such records), for the delivery of any notice to any owner of a beneficial interest, for the selection of the beneficial owners to receive payment in the event of any partial redemption of Securities, or for any consent given or other action taken by the Depositary as owner of the Securities.

    If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for Securities of a series shall no longer be registered or in good standing under the Exchange Act or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon receipt of a Company Order instructing the Trustee to authenticate and deliver definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

    The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. Furthermore, if there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default with respect to any series of Securities, the Trustee may determine that the Securities of such series shall no longer be represented by a Global Security or Securities. In any such event, the Company will execute, and the Trustee, upon receipt of a Company Order instructing the Trustee to authenticate and deliver definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

    If specified by the Company pursuant to Section 2.01 with respect to Securities of a series, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange, in whole or in part, for Securities of such series in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute and, upon receipt of a Company Order, the Trustee shall authenticate and deliver, without charge:

              (i) to each person specified by the Depositary, a new Security or Securities of the same series of any authorized denomination as requested by such person in an aggregate principal amount equal to and in exchange for such person's beneficial interest in the Global Security; and

              (ii) to the Depositary, a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

    Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.

    SECTION 2.11.  CANCELLATION.  The Company at any time may deliver
Securities of any series to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment or cancellation and shall destroy or otherwise dispose of, or retain in accordance with its standard retention policy, at its discretion, canceled Securities and, where applicable, deliver a certificate of such destruction or retention to the Company. The Company may not issue new Securities of any series to replace Securities of such series that it has paid or delivered to the Trustee for cancellation.

    SECTION 2.12. DEFAULTED INTEREST. If the Company defaults in a payment of interest on any of the Securities, it shall pay the defaulted interest plus, to the extent permitted by law, any interest payable on the defaulted interest, to the persons who are Holders of such Securities on a subsequent special record date. The Company shall fix the record date and payment date after making arrangements satisfactory to the Trustee for the deposit of such amounts with the Trustee for payment and after consultation with the Trustee regarding the selection of such dates. At least 15 days before the record date, the Company shall mail to the Holders of such Securities a notice that states the record date, payment date, and amount of interest to be paid.


                                      ARTICLE 3

                               REDEMPTION; SINKING FUND


    SECTION 3.01. NOTICES TO TRUSTEE. The Company may elect to redeem Securities of any series in accordance with the provisions of such Securities; provided, however, that if an Event of Default shall have occurred and be continuing, the Securities of any series may not be redeemed in whole or in part, unless (i) the Securities of all series are redeemed in whole or (ii) the Securities of all series are redeemed in part and the principal amount to be redeemed is prorated among all Holders so that all Holders of each series receive in redemption of their outstanding Securities the same principal amount per $1,000 of Securities (provided, however, that if the Securities of any such series are Original Issue

Discount Securities, for purposes of this clause (ii), such pro ration shall be based upon each $1,000 that would be due and payable on the redemption date in the event of a declaration of acceleration of the Stated Maturity thereof pursuant to Section 6.02). The election of the Company to redeem Securities of any series in accordance with the provisions of such Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 45 days before the redemption date (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such redemption date and in the case of any redemption of less than all of the Securities of any series (or, where redemption provisions of any series of Securities are not identical as to each Security within the series, in case of any redemption at the election of the Company of less than all the Securities with identical redemption provisions) the principal amount of the Securities of such series to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 3.02.

    SECTION 3.02. SELECTION OF SECURITIES TO BE REDEEMED. If less than all of the Securities of a series (or, where the redemption provisions of any series of Securities are not identical as to each Security within the series, if less than all the Securities with identical redemption provisions) are to be redeemed, the Trustee shall, subject to Section 3.01, select the Securities to be redeemed by such method as the Trustee shall deem fair and appropriate. The Trustee shall make the selection not more than 45 days before the redemption date from outstanding Securities of such series (or, if the redemption provisions of all of the Securities of such series are not identical, from Securities of such series with identical redemption provisions) not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities of any series that have denominations larger than the minimum principal denomination for such series. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

    SECTION 3.03. NOTICE OF REDEMPTION. At least 30 days but not more than 60 days before a redemption date, the Trustee shall, in the name of the Company and at the Company's expense, mail by first-class mail a notice of redemption to each Holder at the address shown in the Security Register whose Securities are to be redeemed.

    The notice shall identify the Securities to be redeemed and shall state:

         (1)  the redemption date;

         (2)  the redemption price;

         (3)  the name and address of the Paying Agent;

              (4) if less than all the outstanding Securities of a series (or, in the case of series of Securities in which the redemption provisions are not identical as to each Security within the series, less than all of the Securities of a series with identical redemption provisions) are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

              (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

              (6) that interest on Securities called for redemption ceases to accrue on and after the redemption date; and

              (7) that the redemption is pursuant to the terms of a sinking fund, if such is the case.

    SECTION 3.04. EFFECT OF NOTICE OF REDEMPTION. Once notice of a redemption is mailed, Securities called for redemption become due and payable on the redemption date at the redemption price. Upon surrender to the Paying Agent, such Securities shall be paid and redeemed at the redemption price, together with interest accrued thereon to the redemption date; provided, however, that installments of interest becoming due on or prior to the redemption date shall be payable to the Holders of such Securities, or one or more previous Securities evidencing all or a portion of the same debt as that evidenced by such particular Securities, registered as such at the close of business on the relevant record date according to their terms and the provisions of Section 2.12.

    SECTION 3.05. DEPOSIT OF REDEMPTION PRICE. On or before the redemption date, the Company shall deposit with the Paying Agent money in immediately available funds sufficient to pay the aggregate redemption price of and accrued interest on all Securities to be redeemed on that date.

    SECTION 3.06. SECURITIES REDEEMED IN PART. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder a new Security of the same series, having terms identical to those of the Securities surrendered, equal in principal amount to the unredeemed portion of the Security surrendered.

    SECTION 3.07. SINKING FUND. Each sinking fund payment provided for by the terms of Securities of any series shall be applied to the redemption of such Securities as provided for by the terms of such Securities and this Section 3.07.

    In satisfaction of any minimum or optional sinking fund payment required or permitted to be made pursuant to the terms of Securities of any particular series (or, where the sinking fund provisions of each Security within such series are not identical, then pursuant to the terms of the Securities with identical sinking fund provisions), the Company may (i) deliver to the Trustee Securities of that series (or, where the sinking fund provisions of the Securities of such series are not identical, Securities of that series having identical sinking fund provisions) which have not previously been called for redemption and which the Company has not previously delivered to the Trustee for cancellation or (ii) notify the Trustee of its election to credit against the required sinking fund payment the principal amount of any Securities of that series (or, if applicable, any Securities of that series with identical sinking fund provisions) which have been redeemed otherwise than pursuant to minimum sinking fund payment requirements with respect to the Securities of such series (or, if applicable, with respect to the Securities of such series with identical sinking fund provisions); provided, however, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such minimum or optional sinking fund payment shall be reduced accordingly.

    Not less than 45 days prior to each sinking fund payment date (unless a shorter notice shall be satisfactory to the Trustee) for any particular series of Securities (or, where the sinking fund provisions of the Securities within such series are not identical, for the Securities of such series having identical sinking fund provisions), the Company will give an Officer's Certificate to the Trustee specifying the amount of the next succeeding sinking fund payment (including any optional sinking fund payment which is permitted to be made by the terms of the Securities) for that series pursuant to the terms of that series (or, if applicable, for such Securities pursuant to the terms of such Securities), the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by crediting Securities against the required sinking fund payment pursuant to the preceding paragraph of this Section and will also deliver to the Trustee any Securities to be so credited. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.03. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections
3.04 and 3.06.

    SECTION 3.08. TERMS OF SECURITIES TO GOVERN. Notwithstanding any other provision of this Article 3, if any provision of any Security of any series shall conflict with any provision of this Article, the provision of such Security shall govern.

                                    ARTICLE 4

                                    COVENANTS

    SECTION 4.01. PAYMENT OF SECURITIES. The Company shall pay the Principal of and any interest on the Securities on the dates and in the manner provided in the Securities. Principal and interest shall be considered paid on the date due if the Paying Agent holds on that date money deposited with it by or on behalf of the Company sufficient to pay all Principal and interest then due.

    The Company shall pay interest on overdue principal at the rate borne by such Securities or otherwise as provided in the Securities; it shall pay interest on overdue installments of interest at the same rate to the extent permitted by law.

    Each payment by the Company to the Trustee or the Paying Agent shall be accompanied by a written notice from the Company that specifies the series to which such payment relates.

    SECTION 4.02. SEC REPORTS. The Company shall furnish to the Trustee, within 15 days after it files them with the SEC, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA Section 314(a).

    SECTION 4.03. RESTRICTION ON CREATION OF SECURED DEBT. After the date of original issuance of Securities, the Company will not at any time create, incur, assume or guarantee, and will not cause or permit a Restricted Subsidiary to create, incur, assume or guarantee, any Secured Debt (including the creation of Secured Debt by the securing of existing indebtedness) without first making effective provision (and the Company covenants that in such case it will first make or cause to be made effective provision) whereby the Securities of all series then outstanding (together with any other indebtedness of the Company or such Restricted Subsidiary then entitled to be so secured) shall be secured equally and ratably with (or prior to) any and all other obligations and indebtedness thereby secured, for so long as any such other obligations and indebtedness shall be so secured; provided, however, that the foregoing covenants shall not be applicable to Secured Debt secured solely by one or more of the following Security Interests:

          (a) Any Security Interest upon any property which consists solely of one or more parcels of real property, manufacturing plants, warehouses or office buildings and of fixtures and equipment located on or at such parcels, plants, warehouses or buildings and which is acquired, constructed, developed or improved by the Company or a Restricted Subsidiary after the date of original issuance of Securities, which Security Interest is created prior to or contemporaneously with, or within 24 months after, (i) in the case of the acquisition of such property, the completion of such acquisition and (ii) in the case of the construction, development or improvement of such property, the later to occur of the completion of such construction, development or improvement or the commencement of operation, use or commercial production (exclusive of test and start-up periods) of the property, which Security Interest secures or provides for the payment of all or any part of the acquisition cost of such property or the cost of construction, development or improvement thereof, as the case may be;

       (b) Any Security Interest on property (i) existing at the time of the acquisition thereof by the Company or a Restricted Subsidiary, which Security Interest secures obligations assumed by the Company or a Restricted Subsidiary or (ii) incurred by the Company or a Restricted Subsidiary to secure payment of all or part of the purchase price thereof or to secure Secured Debt incurred prior to, at the time of, or within 24 months after the acquisition for the purpose of financing all or part of the purchase price thereof by the Company or a Restricted Subsidiary;

       (c) Any Security Interest existing on the property of a corporation or firm at the time such corporation or firm is merged into or consolidated with the Company or a Restricted Subsidiary;

       (d) Any conditional sales agreement or other title retention agreement with respect to any property acquired by the Company or a Restricted Subsidiary;

       (e) Any Security Interest to secure indebtedness of a Restricted Subsidiary to the Company or to another Restricted Subsidiary;

       (f) Any Security Interest on any property to secure indebtedness incurred in connection with the construction, installation or financing of pollution control or abatement facilities or other forms of Industrial revenue bond financing or indebtedness, issued or guaranteed by the United States of America, any state thereof or any department, agency or instrumentality of either or similar indebtedness issued to or guaranteed for the benefit of a foreign government, any state thereof or any department, agency or instrumentality of either or an international finance agency or any division or department thereof, including the World Bank, the International Finance Corp. and the Multilateral Investment Guarantee Agency;

        (g)  Any purchase money Security Interests on personal property;

        (h) Any Security Interest on the stock, partnership or other equity interest of the Company or any Restricted Subsidiary in any Joint Venture or any subsidiary which owns an equity interest in such Joint Venture to secure indebtedness, provided the amount of such indebtedness is contributed and/or advanced solely to such Joint Venture;

       (i) Any Security Interest securing Senior Indebtedness (as defined in the applicable supplemental Indenture and Prospectus Supplement), including without limitation, the Senior Secured Debt Securities (as defined in the applicable supplemental Indenture and Prospectus Supplement);

      (j) Any Security Interest incurred to secure the performance of surety or appeal bonds incurred in the ordinary course of business;

      (k) Any Security Interest incidental to the normal conduct of the business of the Company or any Restricted Subsidiary or the ownership of its property or the conduct of the ordinary course of its business (including without limitation, (A) Security Interests incurred by law, including mechanics', materialmens' and carriers' liens or other like Security Interests, (B) Certain Security Interests for taxes or assessments or similar charges, (C) Zoning restrictions, easements, licenses, covenants, reservations, restrictions on the use of real property and similar other minor irregularities of title, (D) Security Interests to secure the performance of statutory obligations, tenders, bids, leases, progress payments, performance or return-of-money bonds, or other similar bonds or other obligations of a similar nature incurred in the ordinary course of business and (E) Security Interests required by any contract or statute in order to permit the Company or a Restricted Subsidiary of the Company to perform any contract or subcontract made by it with or pursuant to the requirements of a governmental entity); and

      (l) Any security interest arising out of or in connection with any extension, renewal, replacement, or refunding (or successive extensions, renewals, replacments or refundings) in whole or in part of any Secured Debt secured by any Security Interest referred to in the foregoing subparagraphs (a) through (k), inclusive.

    Notwithstanding subparagraphs (b) and (c) above, the creation, incurrence, assumption or guarantee of any Secured Debt described therein shall not be permitted if the Security Interest securing such Secured Debt attaches to or affects property owned by the Company or a Restricted Subsidiary prior to the event or transaction referred to in said subparagraphs.

    Notwithstanding anything to the contrary in this Section 4.03, the Company and any one or more Restricted Subsidiaries may create, incur, assume or guarantee Secured Debt if immediately thereafter the sum of (i) the aggregate principal amount of all Secured Debt outstanding as of the date of determination (excluding Secured Debt permitted to be created, incurred, assumed or guaranteed pursuant to subparagraphs (a) through (l), inclusive, above) and (ii) all Attributable Debt in respect of Sale and Leaseback Transactions as of the date of determination would not exceed 15% of Consolidated Net Tangible Assets.

    SECTION 4.04. RESTRICTION ON SALE AND LEASEBACK TRANSACTIONS. After the date hereof, the Company will not, and will not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction, unless (a) the Company or such Restricted Subsidiary would be entitled to incur Secured Debt pursuant to Section 4.03 (other than by reason of the provisions of subparagraphs (a) through (f), inclusive, of said Section) in an amount equal to the Attributable Debt in respect of such Sale and Leaseback Transaction without equally and ratably securing the Securities as provided in said Section or (b) each of the following conditions is satisfied: (i) the Company shall promptly give notice of such sale or transfer to the Trustee; (ii) the net proceeds of such sale or transfer are at least equal to the fair value (as determined in good faith by a Board Resolution, a copy of which has been delivered by the Company to the Trustee) of the property which is the subject of such sale or transfer; and (iii) the Company or a Restricted Subsidiary shall apply, within one year after the effective date of such sale or transfer, or shall have committed within one year after such effective date to apply, an amount at least equal to the net proceeds of the sale or transfer of the property which is the subject of such sale or transfer to the optional redemption of Securities in accordance with the provisions of
Article 3 at the redemption price applicable at the time of such redemption, or to the repayment of other Funded Debt owing by the Company or any Restricted Subsidiary which is not subordinate and junior in right of payment to the Securities, or in part to such redemption and in part to such repayment; provided, however, that if pursuant to clause (b) above the Company commits to apply an amount at least equal to the net proceeds of a sale or transfer to the redemption of the Securities or to the repayment of other Funded Debt, such commitment shall be made in a written instrument delivered by the Company to the Trustee and shall require the Company to so apply said amount within 18 months after the effective date of such sale or transfer, and it shall constitute a breach of the provisions of this Section
4.04 if the Company shall fail so to apply said amount in satisfaction of such commitment; and, provided, further, that in lieu of applying an amount equal to all or part of such net proceeds to such redemption or repayment, the Company may, within one year after such sale or transfer, deliver to the Trustee Securities (other than Securities made the basis of a reduction in any mandatory sinking fund payment under the terms of the Securities of any series) for cancellation and thereby reduce the amount to be applied to the redemption of Securities pursuant to clause (b) above by an amount equal to the aggregate principal amount of Securities so delivered. Securities redeemed or delivered to the Trustee for cancellation pursuant to this Section 4.04 shall not be used as credits against mandatory sinking fund payments.

    SECTION 4.05. CERTIFICATE TO TRUSTEE. The Company covenants and agrees to furnish to the Trustee, not less often than annually, an Officer's Certificate certifying as to the Company's compliance with all conditions and covenants under this Indenture; provided, for purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

    SECTION 4.06. MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency of the Trustee, Registrar and Paying Agent where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase or redemption, and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. Unless otherwise provided pursuant to Section 2.01, the office or agency of the Trustee in the Borough of Manhattan, New York, New York, shall initially be such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 10.11.

    SECTION 4.07. FURTHER ASSURANCES. From time to time whenever reasonably requested by the Trustee, the Company will make, execute and deliver, or cause to be made, executed or delivered, any and all such further and other instruments and assurances as may be reasonably necessary or proper to carry out the intention of or to facilitate the performance of the terms of this Indenture or to secure the rights and remedies of the Holders of Securities of any series provided for in this Indenture, including, but not limited to, furnishing all necessary information to the Trustee in connection with calculations and tax reporting relating to any Original Issue Discount Securities that may be issued by the Company hereunder.

                                    ARTICLE 5

                                    SUCCESSORS

    SECTION 5.01. WHEN COMPANY MAY MERGE, ETC. The Company shall not consolidate or merge into, or sell, assign, transfer or lease all or substantially all of its assets to, any person unless:

         (1) the person is a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia;

         (2) the person assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture;

         (3)  immediately after the transaction no Default shall exist; and

         (4) an Officers' Certificate and Opinion of Counsel have been delivered to the Trustee to the effect that the conditions set forth in the preceding clauses (1) through (3) above have been met.

    The corporation formed by or resulting from any such consolidation or merger, or which shall have received all or substantially all of such assets, shall succeed to and be substituted for the Company with the same effect as if it had been named herein as a party hereto, and thereafter, except in the case of a lease of all or substantially all of such assets, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE 6

                             DEFAULTS AND REMEDIES

    SECTION 6.01. EVENTS OF DEFAULT. An "Event of Default" with respect to Securities of any series occurs if:

         (1) the Company defaults in the payment of interest on any Security of such series when the same becomes due and payable, which Default continues for a period of 30 days;

         (2) the Company defaults in the payment of the Principal of any Security of such series when the same becomes due and payable at Maturity, upon redemption or otherwise;

         (3) the Company fails to comply with any of its other agreements with respect to Securities of such series or this Indenture (other than a covenant included in this Indenture solely for the benefit of any series of Securities other than such series or a covenant which has not been breached with respect to such series), which Default continues for a period of 90 days after notice of such Default is given to the Company by the Trustee or the Holders of at least 25% in principal amount of the Securities of such series;

         (4) the Company or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

              (a)  commences a voluntary case;

              (b) consents to the entry of an order for relief against it in an involuntary case;

              (c) consents to the appointment of a Custodian for it or for all or substantially all of its property; or

              (d)  makes a general assignment for the benefit of its creditors;

         (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

              (a) is for relief against the Company or any Material Subsidiary in an involuntary case;

              (b) appoints a Custodian of the Company or any Material Subsidiary or for all or substantially all of the property of the Company or such Material Subsidiary; or

              (c) orders the liquidation of the Company or any Material Subsidiary, and the order or decree remains unstayed and in effect for 90 days; or

         (6) there occurs any other Event of Default with respect to the Securities of such series specified in the terms of such series.

The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

    SECTION 6.02. ACCELERATION. If an Event of Default with respect to the Securities of any series occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the Securities of that series by notice to the Company and the Trustee, may declare the principal (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of and accrued interest on all the Securities of that series to be due and payable immediately. Upon such declaration, the principal (or specified amount) of and accrued interest on all the Securities of that series shall be due and payable immediately. The Holders of a majority in principal amount of the Securities of that series by notice to the Trustee and the Company may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default with respect to the Securities of that series have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.

    SECTION 6.03. OTHER REMEDIES. If an Event of Default with respect to the Securities of any series occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities of that series or to enforce the performance of any provision of the Securities of that series or this Indenture.

    The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

    SECTION 6.04. WAIVER OF PAST DEFAULTS. The Holders of a majority in outstanding principal amount of the Securities of any series by notice to the Trustee may waive an existing Default with respect to that series and its consequences, except a Default in the payment of the principal of or interest on any Security of that series.

    SECTION 6.05. CONTROL BY MAJORITY. The Holders of a majority in aggregate outstanding principal amount of the Securities of all series affected (voting as one class) may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to the Securities of such series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of another Securityholder of such series or any other series, or would involve the Trustee in personal liability.

    SECTION 6.06. LIMITATION ON SUITS. A Holder of Securities of any series may pursue a remedy with respect to this Indenture or the Securities only if:

              (1) the Holder gives to the Trustee written notice of a continuing Event of Default with respect to Securities of that series;

              (2) the Holders of a majority in principal amount of the Securities of that series make a written request to the Trustee to pursue the remedy;

              (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

              (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

              (5) during such period, the Holders of a majority in aggregate outstanding principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request;

provided, however, that it is understood and intended, and is expressly covenanted by each Holder of every Security of a series with every other Holder and the Trustee, that no Holders of such series of Securities shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the Holders of any other series of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities.

    SECTION 6.07. RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of Principal of and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

    SECTION 6.08. COLLECTION SUIT BY TRUSTEE. If an Event of Default specified in Section 6.01(1) or (2) with respect to Securities occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and interest remaining unpaid with respect to the Securities as to which an Event of Default has occurred.

    SECTION 6.09. TRUSTEE MAY FILE PROOFS OF CLAIM. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property.

    SECTION 6.10. PRIORITIES. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

              FIRST:  to the Trustee for amounts due under Section 7.07;

              SECOND: to Holders of Securities in respect of which or for the benefit of which such money has been collected, for amounts due and unpaid on such Securities for Principal (or, if such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

              THIRD:  to the Company.

    The Trustee may fix a record date and payment date for any payment to such Securityholders.

    SECTION 6.11. UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in principal amount of the Securities of any series.

                                      ARTICLE 7

                                       TRUSTEE

    SECTION 7.01.  DUTIES OF TRUSTEE.

    (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

    (b)  Except during the continuance of an Event of Default:

              (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

              (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions required by the terms of this Indenture to determine whether or not they conform to the requirements of this Indenture but need not confirm the correctness of all mathematical computations or other facts or matters stated therein.

    (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

              (1) this paragraph does not limit the effect of paragraph (b) of this Section;

              (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

              (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 or any other direction permitted by this Indenture.

    (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

    (e) The Trustee may refuse to perform any duty or exercise any right or power, and no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability, unless it receives indemnity satisfactory to it against any loss, liability or expense.

    (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

    SECTION 7.02.  RIGHTS OF TRUSTEE.

    (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

    (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

    (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

    (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

    (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

    (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

    (g) For all purposes under this Indenture, the Trustee shall not be deemed to have notice or knowledge of any Event of Default (other than under Section 6.01(1) and (2)) unless a Trust Officer knows of such Event of Default or unless written notice of any

Event of Default (other than under Section 6.01(1) or (2)) is received by the Trustee at its address specified in Section 10.11 hereof and such notice references the Securities generally, the Company or this Indenture.

    SECTION 7.03. INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities of any series and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

    SECTION 7.04. TRUSTEE'S DISCLAIMER. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its authentication.

    SECTION 7.05. NOTICE OF DEFAULTS. If a Default in respect of the Securities of any series occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to the Holders of the Securities of that series a notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of the principal or interest on any Security, or in the payment of any sinking fund or purchase fund installment, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of the Holders of the Securities of that series.

    SECTION 7.06. REPORTS BY TRUSTEE TO HOLDERS. If required by TIA Section 313(a), within 60 days after the reporting date stated in this Section 7.06, the Trustee shall mail to Securityholders of each series a brief report dated as of such reporting date that complies with TIA Section 313(a). The Trustee shall also comply with TIA Section 313(b). For purposes of this Section 7.06, the reporting date shall be May 15 of each year. The first reporting date will be the first May 15 following the issuance of the first series of Securities hereunder.

    A copy of each report at the time of its mailing to Securityholders of each series shall be filed with the SEC and each stock exchange on which the Securities of each series are listed. The Company will notify the Trustee of the listing of Securities of any series on a stock exchange.

    SECTION 7.07. COMPENSATION AND INDEMNITY. The Company shall pay to the Trustee from time to time reasonable compensation (including compensation for extraordinary services related to default administration) for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

    The Company shall indemnify the Trustee against any loss or liability incurred by it arising out of or in connection with the acceptance or administration of this Indenture, including the costs and expenses of defending itself against any claims or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

    The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee if the acts or omissions of the Trustee, if any, relating to such loss or liability, breached any standard of care applicable to or imposed on the Trustee for such acts or omissions.

    To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities.

    When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(4) or (5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

    SECTION 7.08. REPLACEMENT OF TRUSTEE. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

    The Trustee may resign at any time with respect to the Securities of one or more series by so notifying the Company. The Holders of a majority in principal amount of the then-outstanding Securities of any series may remove the Trustee with respect to such series by so notifying the Trustee and the Company. The Company may remove the Trustee with respect to the Securities of one or more series if:

         (1) the Trustee fails to comply with Section 7.10;

         (2) the Trustee is adjudged a bankrupt or an insolvent;

         (3) a receiver or public officer takes charge of the Trustee or its property; or

         (4) the Trustee becomes incapable of acting.

    If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Securities of any one or more series, the Company shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 7.10. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then-outstanding Securities of each series may appoint a successor Trustee with respect to the Securities of their respective series to replace the successor Trustee for the Securities of such series appointed by the Company.

    If a successor Trustee with respect to the Securities of any series does not take office within 60 days after the retiring Trustee with respect to the Securities of that series resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then-outstanding Securities of that series may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of that series.

    If the Trustee fails to comply with Section 7.10, with respect to the Securities of one or more series, any Holder of Securities of such series may petition any court of competent jurisdiction for the removal of the Trustee with respect to the Securities of that series and the appointment of a successor Trustee with respect to the Securities of that series.

    In the case of the appointment of a successor Trustee with respect to all Securities, the successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to all Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07. Notwithstanding the replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under
Section 7.07 hereof shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it prior to such replacement.

    In case of the appointment of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all series of Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee, with respect to the Securities of that or those series as to which the retiring Trustee is not retiring, shall continue to be vested in the retiring Trustee and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. The successor Trustee shall mail a notice of its succession to the Holders of all Securities of that or those series to which the appointment of such successor Trustee relates. The retiring Trustee shall promptly transfer all property held by it with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject to the lien provided for in Section 7.07. Notwithstanding the replacement of the Trustee pursuant to this
Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it prior to such replacement. No successor Trustee with respect to Securities of any series shall accept appointment as provided in this Section
7.08 unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the provisions of Section 7.10.

    SECTION 7.09. SUCCESSOR TRUSTEE BY MERGER, ETC. If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

    SECTION 7.10. ELIGIBILITY, DISQUALIFICATION. This Indenture shall always have a Trustee with respect to the Securities of each series which satisfies the requirements of TIA Section 310(a)(1) and (5). The Trustee shall always have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition or shall be a wholly-owned subsidiary of a bank, a trust company or a bank holding company having, together with its subsidiaries, a reported combined capital and surplus of at least $25,000,000. The Trustee is subject to TIA Section 310(b); PROVIDED, HOWEVER, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

    SECTION 7.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.   The
Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                      ARTICLE 8

                        DISCHARGE OF INDENTURE AND SECURITIES

    SECTION 8.01.  SATISFACTION AND DISCHARGE OF INDENTURE.  If at any time
(a) the Company shall have paid or caused to be paid the Principal of and interest on all the Securities of any series outstanding hereunder, as and when the same shall have become due and payable, or (b) the Company shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced as provided in Section 2.07 or paid), and if, in any such case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to Securities of such series, then this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) rights of registration of transfer and exchange, and the Company's right of optional redemption, if any, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (iii) the rights, obligations and immunities of the Trustee hereunder, (iv) the rights of the Securityholders of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, (v) all other obligations of the Company in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 7.07, 7.08 and 8.06 and (vi) the Company's rights pursuant to Sections 7.08, 8.05 and 8.06), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to Securities of such series. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities of such series.

    SECTION 8.02.  LEGAL DEFEASANCE AND COVENANT DEFEASANCE.

    (a) The Company may, at its option by a Board Resolution, at any time, with respect to Securities of any Series, elect to have either paragraph (b) or paragraph (c) below be applied to the outstanding Securities of such series upon compliance with the conditions set forth in paragraph (d).

    (b) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (b), the Company shall be deemed to have been released and discharged from its obligations with respect to the outstanding Securities of such series on the date the conditions set forth below are satisfied (hereinafter, "legal defeasance"). For this purpose, legal defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities of such series, which shall thereafter be deemed to be "outstanding" only for the purposes of Section
8.04 and the other Sections of and matters under this Indenture referred to in
(i) and (ii) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Securities of such series to receive solely from the trust fund described in paragraph (d) below and as more fully set forth in such paragraph, payments in respect of the Principal of and interest on such Securities when such payments are due, (ii) the Company's obligations with respect to such Securities under Sections 2.02, 2.03, 2.05, 2.06, 2.07 and 4.06 and, with respect to the Trustee, under Sections 7.07 and 7.08, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section
8.02 and Sections 8.04, 8.05, 8.06 and 8.07.  Subject to compliance with this
Section 8.02, the Company may exercise its option under this paragraph (b) notwithstanding the prior exercise of its option under paragraph (c) below with respect to such Securities.

    (c) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (c), the Company shall be released and discharged from its obligations under any covenant contained in Sections 4.02 through 4.05 and from the operation of Sections 6.01(5), 6.01(6) and 6.01(7) (except for obligations mandated by the TIA) with respect to the outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and such Securities shall thereafter be deemed to be not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants and provisions, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply with any such covenant shall not constitute a Default or an Event of Default under Section 6.01(3), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

    (d) The following shall be the conditions to application of either paragraph (b) or paragraph (c) above to the outstanding Securities of any series:

               (i) the Company shall irrevocably have deposited or caused to be deposited with the Trustee funds in cash and/or U.S. Government Obligations sufficient without reinvestment thereof, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge not later than one day before the due date of any such payments, and which shall be applied by the Trustee to pay and discharge when due, Principal of and interest on the Securities of such series to Stated Maturity or redemption, as the case may be, not theretofore delivered to the Trustee for cancellation; PROVIDED that in order to have money available on a payment date to pay Principal or interest on the Securities of such series, the U.S. Government Obligations shall be payable as to principal and interest on or before such payment date in such amounts as will provide the necessary money;

              (ii) the Company shall have delivered to the Trustee an Opinion of Counsel in the United States stating that (which may be based on an Internal Revenue Service ruling) to the effect that the Holders of the outstanding Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of such deposit and legal defeasance or covenant defeasance, as the case may be, and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and legal defeasance or covenant defeasance had not occurred; and

             (iii) such deposit, legal defeasance or covenant defeasance, as the case may be, and discharge will not cause the Securities of such series to be delisted from any securities exchange on which they are listed.

    SECTION 8.03. SATISFACTION AND DISCHARGE OF SECURITIES. Securities of a series shall be deemed to have been paid in full as between the Company and the respective Holders (and future Holders) of Securities of such series upon the satisfaction and discharge of the Indenture with respect to Securities of such series pursuant to
Section 8.01 or 8.02(b), except that in the case of such satisfaction and discharge as a result of compliance with Section 8.02(b), the Securities of such series shall be deemed to have been paid in full as between the Company and the respective Holders (and future Holders) of Securities of such series only if the deposit in trust with the Trustee by the Company of the funds in cash and/or U.S. Government Obligations as provided in Section 8.02 is not subsequently deemed a preference under the United States Bankruptcy Code as then in effect.

    SECTION 8.04. APPLICATION BY TRUSTEE OF MONEY OR U.S. GOVERNMENT OBLIGATIONS. Subject to Section 8.06, all money or U.S. Government Obligations deposited with the Trustee pursuant to Section 8.02 shall be held in trust and applied by it to the payment, either directly or through the Paying Agent to the Holders of the particular Securities of such series for the payment or redemption of which such money or U.S. Government Obligations shall have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest but money so held in trust need not be segregated from other funds except to the extent required by law.

    SECTION 8.05. REPAYMENT OF MONEY OR U.S. GOVERNMENT OBLIGATIONS BY PAYING AGENT. All money or U.S. Government Obligations held by the Paying Agent pursuant to Section 8.05 shall, upon demand of the Company, be paid or delivered to the Trustee and thereupon the Paying Agent shall be released from all further liability with respect to such money or U.S. Government Obligations.

    SECTION 8.06. RETURN OF MONEY, SECURITIES OR U.S. GOVERNMENT OBLIGATIONS. The Trustee and the Paying Agent shall promptly pay to the Company upon request any money, U.S. Government Obligations or Securities that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount required under Section 8.02. Any money or U.S. Government Obligations deposited with or paid to the Trustee or the Paying Agent for the payment of the Principal of, or interest on any Security of any series and not applied but remaining unclaimed for two years after the date upon which such Principal or interest shall become due and payable, shall, upon the request of the Company and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, be repaid or delivered to the Company by the Trustee for such series or by the Paying Agent, and the Holder of the Security of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Company for any payment which such Holder may be entitled to collect, and all liability of the Trustee or the Paying Agent with respect to such money or U.S. Government Obligations shall thereupon cease.

    SECTION 8.07. REINSTATEMENT. If the Trustee is unable to apply any money or U.S. Government Obligations in accordance with Section 8.02 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to
Section 8.02 until such time as the Trustee is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.02.

                                  ARTICLE 9

                                  AMENDMENTS

    SECTION 9.01. WITHOUT CONSENT OF HOLDERS. The Company and the Trustee may amend this Indenture or the Securities without the consent of any
Securityholder:

              (1) to cure any ambiguity, defect or inconsistency or to make such provisions with respect to matters or questions arising under this Indenture as may be necessary or desirable and not inconsistent with this Indenture or with any indenture supplemental hereto or any Board Resolution establishing any series of Securities, provided that such amendment does not adversely affect the rights of Securityholders;

              (2)  to comply with Section 5.01;

              (3)  to add additional covenants;

              (4) to establish the form or forms or terms with respect to Securities of any additional series as permitted by Section 2.01;

              (5) to evidence and provide for the acceptance of appointment of a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.08; or

              (6) to provide for the issuance of Securities of any series with interest coupons; and

              (7) to provide for the exchange of Global Securities for Securities issued hereunder in definitive form and to make all appropriate changes for such purpose.

    SECTION 9.02. WITH CONSENT OF HOLDERS. The Company and the Trustee may amend this Indenture in a manner affecting the Securities of any series, or may amend the Securities of such series, with the written consent of the Holders of at least a majority in principal amount of the then-outstanding Securities of such series. However, without the consent of each Securityholder affected, an amendment under this Section may not:

              (1) reduce the percentage in principal amount of Securities whose Holders must consent to an amendment;

              (2) reduce the rate of or change the time for payment of interest on any Security;

              (3) reduce the Principal of (or, in the case of Original Issue Discount Securities, the amount of such Securities that would be due and payable upon acceleration of the Maturity thereof pursuant to
         Section 6.02), change the Stated Maturity of or reduce the amount payable on redemption of or otherwise alter the requirements with respect to the mandatory redemption of any Security;

              (4) make any Security payable in money other than that stated in the Security; or

              (5)  make any change in Section 6.04 or 6.07 or this Section 9.02.

    After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing the amendment.

    SECTION 9.03. COMPLIANCE WITH TRUST INDENTURE ACT. Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA then in effect.

    SECTION 9.04. EFFECT OF CONSENTS. A consent to an amendment or waiver by a Holder of a Security is effective upon delivery to the Trustee and is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security; however, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder, except to the extent each Securityholder affected must consent and such Securityholder did not do so.

    SECTION 9.05. NOTATION ON OR EXCHANGE OF SECURITIES. The Trustee may place an appropriate notation about an amendment or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment or waiver.

    SECTION 9.06. TRUSTEE PROTECTED. The Trustee need not sign any supplemental indenture that adversely affects its rights. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture and complies with the provisions hereof (including Section 9.03).


                                  ARTICLE 10

                                MISCELLANEOUS

    SECTION 10.01. TRUST INDENTURE ACT CONTROLS. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

    SECTION 10.02. NOTICES. Any notice or communication by the Company or the Trustee to the other shall be in writing and shall be delivered in person or mailed by first-class mail or overnight air courier guaranteeing next-day delivery to the other's address stated in Section 10.11; provided, however, that any such notice shall be deemed duly given when such notice is received by the Company or the Trustee, as the case may be. The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

    Any notice or communication to a Securityholder shall be mailed by first-class mail or overnight air courier guaranteeing next-day delivery to his address shown on the Security Register. Failure to mail a notice or communication to a Securityholder or any defect in a notice shall not affect the sufficiency thereof with respect to any other Securityholders.

    Except as provided above, if a notice or communication is mailed in the manner and within the time prescribed above, it shall be deemed duly given, whether or not the addressee receives it.

    If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

    SECTION 10.03.  COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.
Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else affected shall be entitled to the protection of TIA Section 312(c).

    SECTION 10.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

         (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

         (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

    SECTION 10.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (1) a statement that each person making such certificate or opinion has read such covenant or condition;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such person, such condition or covenant has been complied with.

    Any Officers' Certificate may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such Officer knows that the opinion with respect to the matters upon which his certificate may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters the information with respect to which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representation with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

    Any Officers' Certificate, statement or Opinion of Counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant (who may be an employee of the Company), or firm of accountants, unless such Officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which the certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

    SECTION 10.06. RULES BY TRUSTEE AND AGENTS. The Trustee may make reasonable rules for action by written consent or at a meeting of Holders of Securities of any series. The fact and date of the execution of a written consent or other writing by any such person shall be established in accordance with the procedures specified in such reasonable rules, and the ownership of Securities of any series shall be established by the Security Register for such series maintained by the Registrar. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

    SECTION 10.07. LEGAL HOLIDAYS. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in any place of payment are not required to be open. If a payment date with respect to a particular series of Securities is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

    SECTION 10.08. NO RECOURSE AGAINST OTHERS. No person shall have any recourse under or upon any obligation or agreement of the Company under this Indenture or the Securities of any series or because of any debt evidenced by the Securities of any series against any stockholder, officer, employee or director, as such, of the Company. By accepting a Security of any series, each Holder waives and releases all such liability as a part of the consideration for the issuance thereof.

    SECTION 10.09. INTEREST LIMITATION. If any usury law now or at any time hereafter in force shall be applicable to this Indenture or the Securities of any series or any other document or instrument related hereto or thereto, it is the intention of the Company and the Trustee to conform strictly to any such usury laws and any subsequent revisions or repeals thereof. In furtherance thereof, the Company and the Trustee stipulate and agree that none of the terms and provisions contained in this Indenture or the Securities of any series or any other document or instrument related hereto or thereto shall ever be construed to give rise to a contract or obligation to pay interest in excess of the maximum amount permitted to be contracted for, taken, reserved, charged, collected or received under any applicable law.

    SECTION 10.10. DUPLICATE ORIGINALS. The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

    SECTION 10.11.  ADDRESSES.

    The Company's address is:

         Dresser Industries, Inc.
         2001 Ross Avenue
         Dallas, TX 75201
         Attention: Vice President - Corporate Counsel and Secretary

    The Trustee's address is:

         Texas Commerce Bank National Association
         600 Travis Street
         8th Floor
         Houston, Texas 77002
         Attention:  Vice President, Corporate Trust Department
         Telephone:  (713) 216-4181



    For purposes of the requirement of a New York office contained in Section 4.06, the address of the Trustee's agent is:

         Texas Commerce Trust Company of New York
         55 Water Street, Room 234
         Windows 20 and 21
         New York, New York 10041

    Securities may also be presented or surrendered for payment or for registration of transfer, exchange, purchase or redemption at:

         Texas Commerce Bank National Association
         1201 Main Street, 18th Floor
         Dallas, Texas 75202

    SECTION 10.12. RECORD DATE FOR ACTION BY SECURITYHOLDERS. The Company (or, if a deposit has been made pursuant to Section 8.02 or if an Event of Default has occurred, the Trustee) may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be no later than ten days nor more than 30 days prior to the first solicitation of such vote or consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 2.05 hereof prior to such solicitation. If a record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

    SECTION 10.13. GOVERNING LAW. This Indenture and the Securities of any series shall be governed by and construed in accordance with the laws of the State of Texas (except that, to the fullest extent permitted by law, no effect shall be given to any conflict of law principles of the State of Texas that would require the application of the laws of any other jurisdiction) and the applicable federal laws of the United States.

         IN WITNESS WHEREOF, the parties hereto have caused the Indenture to be duly executed, and the Company has caused its seal to be hereunto affixed and attested, all as of the day and year first above written.


                                       DRESSER INDUSTRIES, INC.



[Corporate Seal]                       By
                                            ------------------------------





Attest:


--------------------------





                                       TEXAS COMMERCE BANK
                                          NATIONAL ASSOCIATION



                                       By
                                            ------------------------------

[Corporate Seal]



Attest:


--------------------------

STATE OF TEXAS     )
                   ) Section :
COUNTY OF DALLAS   )

    On the ____ day of ________ in the year ________________________
before me personally came _____________________________ to me known who, being by me duly sworn, did depose and say that he is _______________ and _____________________ of DRESSER INDUSTRIES, INC., one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                             --------------------------
                                                   Notary Public

STATE OF TEXAS     )
                   ) Section :
COUNTY OF HOUSTON  )

    On the ____ day of ________ in the year ________________________
____________ before me personally came ________________ to me known who, being by me duly sworn, did depose and say that he is ___________________ __________ of TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association and one of the entities described in and which executed the above instrument, and that he signed his name thereto by authority of the Board of Directors of said entity.



                                             --------------------------
                                                   Notary Public